EX-99.906CERT

                                 CERTIFICATIONS
                                 --------------

John T. Bruce, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of FBP Contrarian Equity Fund and FBP Contrarian Balanced Fund, series of Williamsburg Investment Trust (the "Registrant"), each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust               Williamsburg Investment Trust


/s/ John T. Bruce                           /s/ Mark J. Seger
--------------------------------            -------------------------------
John T. Bruce, President of FBP             Mark J. Seger, Treasurer
Contrarian Equity Fund and FBP
Contrarian Balanced Fund

Date:  December 1, 2003                     December 1, 2003


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO WILLIAMSBURG INVESTMENT TRUST AND WILL BE RETAINED BY WILLIAMSBURG INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                                 CERTIFICATIONS
                                 --------------

Richard Mitchell, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, series of Williamsburg Investment Trust (the "Registrant"), each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust               Williamsburg Investment Trust


/s/ Richard Mitchell                        /s/ Mark J. Seger
--------------------------------            -------------------------------
Richard Mitchell, President of The          Mark J. Seger, Treasurer
Government Street Equity Fund, The
Government Street Bond Fund and
The Alabama Tax Free Bond Fund

Date:  December 1, 2003                     December 1, 2003


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO WILLIAMSBURG INVESTMENT TRUST AND WILL BE RETAINED BY WILLIAMSBURG INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                                 CERTIFICATIONS
                                 --------------

Charles M. Caravati III, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Jamestown Balanced Fund, The Jamestown Equity Fund and the Jamestown International Equity Fund, series of Williamsburg Investment Trust (the "Registrant"), each certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust               Williamsburg Investment Trust


/s/ Charles M. Caravati III                 /s/ Mark J. Seger
--------------------------------            -------------------------------
Charles M. Caravati III, President of       Mark J. Seger, Treasurer
The Jamestown Balanced Fund,
The Jamestown Equity Fund and The
Jamestown International Equity Fund

Date:  December 1, 2003                     December 1, 2003


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO WILLIAMSBURG INVESTMENT TRUST AND WILL BE RETAINED BY WILLIAMSBURG INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                                 CERTIFICATIONS
                                 --------------

Beth Ann Gustafson, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Jamestown Tax Exempt Virginia Fund, a series of Williamsburg Investment Trust (the "Registrant"), each certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust               Williamsburg Investment Trust


/s/ Beth Ann Gustafson                      /s/ Mark J. Seger
--------------------------------            -------------------------------
Beth Ann Gustafson, President of            Mark J. Seger, Treasurer
The Jamestown Tax Exempt
Virginia Fund

Date:  December 1, 2003                     December 1, 2003



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO WILLIAMSBURG INVESTMENT TRUST AND WILL BE RETAINED BY WILLIAMSBURG INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                                 CERTIFICATIONS
                                 --------------

Joseph L. Antrim III, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Davenport Equity Fund, a series of Williamsburg Investment Trust (the "Registrant"), each certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust               Williamsburg Investment Trust


/s/ Joseph L. Antrim III                    /s/ Mark J. Seger
--------------------------------            -------------------------------
Joseph L. Antrim III, President of          Mark J. Seger, Treasurer
The Davenport Equity Fund

Date:  December 1, 2003                     December 1, 2003


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO WILLIAMSBURG INVESTMENT TRUST AND WILL BE RETAINED BY WILLIAMSBURG INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.